SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         SPANLINK COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                          SPANLINK COMMUNICATIONS, INC.
                             7125 NORTHLAND TERRACE
                              MINNEAPOLIS, MN 55428

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 13,1998


TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of Spanlink Communications, Inc., a Minnesota corporation (the "Company"), will be held on Tuesday, May 13, 1998, at 4:00 p.m. local time, at the offices of the Company, 7125 Northland Terrace, Minneapolis, Minnesota for the following purposes:

      1)    To elect one director to a three-year term;

      2)    To approve the 1998 Employee Stock Purchase Plan;

      3) To act upon such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

      Shareholders of record at the close of business on March 27, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 also accompanies this Notice.

      You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return your proxy in the reply envelope provided.


                                        By Order of the Board of Directors,



                                         Loren A. Singer, Jr.
                                         Secretary


Minneapolis, Minnesota
Dated:  April 6, 1998

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                          SPANLINK COMMUNICATIONS, INC.
                             7125 NORTHLAND TERRACE
                              MINNEAPOLIS, MN 55428




                                 PROXY STATEMENT



                       Annual Meeting of the Shareholders
                                  May 13, 1998

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Spanlink Communications, Inc. (the "Company") of proxies for use at the Annual Meeting of the Shareholders (the
"Meeting") to be held on May 13, 1998, at the offices of the Company, 7125 Northland Terrace, Minneapolis, MN 55428, at 4:00 P.M. local time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy form are furnished in connection with the proxy solicitation and are first being mailed to shareholders on or about April 6, 1998.

         Shares represented by properly executed and returned proxies will be voted as specified on the proxies. Shares represented by proxies where no specification has been made will be voted (i) FOR the nominee for election to the Board of Directors; (ii) FOR approval of the Company's 1998 Employee Stock Purchase Plan; and (iii) in the discretion of the proxy holders, as to any other matter that properly comes before the meeting.

         A proxy may be revoked at any time prior to its exercise by providing written notice of revocation or another proxy bearing a later date to the Secretary of the Company at the address set forth above.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 1997, is enclosed herewith. The Annual Report describes the financial condition of the Company as of December 31, 1997. The Company will furnish without charge to any person whose proxy is being solicited a copy of the Company's Annual Report on Form 10-KSB for fiscal year 1997 as filed with the Securities and Exchange Commission, including financial statements therewith, upon written request to Spanlink Communications, Inc. 7125 Northland Terrace, Minneapolis, MN 55428, Attention: Timothy Briggs - V. P. Finance.

         The Company will pay all expenses incurred in connection with the solicitation of proxies. Proxies are being solicited by mail and may also be solicited personally, by telephone, or telegram by directors, officers, and other employees of the Company without additional compensation to them. The Company has requested brokerage houses, nominees, custodians, and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company and will reimburse such persons for their expenses. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of Common Stock.


                             RECORD DATE AND VOTING

         Shareholders of record on March 27, 1998, are the only persons entitled to vote at the Meeting. As of March 27, 1998, there were issued and outstanding 5,080,500 shares of no par value Common Stock, the only authorized and issued voting security of the Company. Each shareholder is entitled to one vote for each share of Common Stock held. As provided in the Articles of Incorporation of the Company, there is no right of cumulative voting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. An abstention as to any proposal will therefore have the same effect as a vote against the proposal. If a broker indicates on the form of proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered to be present for the purpose of determining whether a quorum is present, but will not be considered as present and entitled to vote with respect to that particular matter.



               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth the information as of March 27, 1998, regarding beneficial ownership of the Company's Common Stock for (i) each director, and (ii) each executive officer named in the Summary Compensation table set forth in the "Executive Compensation" section of this proxy statement,
(iii) all directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company.

                               SHARES BENEFICIALLY
                                      OWNED
Name of Beneficial Owner                   Number           Percent (1)
------------------------                ------------        -----------
Brett A. Shockley(2)                      900,000              17.7%
Loren A. Singer, Jr.(2)                   900,000              17.7
Todd A. Parenteau(2)                      900,000              17.7
Patrick P. Irestone(3)                    387,000(3)            7.2
Stephen H. Bostwick                        15,000(4)             *
Bruce E. Humphrey                          13,000(5)             *
Thomas F. Madison                          13,000(5)             *
Joseph D. Mooney                           13,000(5)             *
All Current Executive Officers
 and Directors as a group (8 persons)   1,914,500(6)           37.0%

* Less than 1%.

(1) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Each person or group identified has sole voting and investment powers with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The address of Messrs. Shockley, Singer and Parenteau, is 7125 Northland Terrace, Minneapolis, Minnesota 55428.

(3) Includes currently exercisable options to purchase 318,500 shares of Common Stock. Includes 67,500 shares owned directly and 1,000 shares owned indirectly by Mr. Irestone's spouse for the benefit of their child. The address of Mr. Irestone is 268 Meadowood Lane, Vadnais Heights, MN 55127.

(4) Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Also includes 5,000 shares owned indirectly by Mr. Bostwick's spouse.

(5) Includes options to purchase 12,000 shares of Common Stock which are currently exercisable.

(6) Includes options to purchase 96,000 shares of Common Stock which are either currently exercisable or exercisable within 60 days.

                              ELECTION OF DIRECTOR
                           (Proposal 1 on Proxy Card)

         The Bylaws of the Company provide that the number of directors that constitute the Board of Directors shall be fixed from time to time by the Board of the Company. The number of directors is currently set at five. The Company's Articles of Incorporation provide that the Board be classified into three classes with staggered terms. One class of directors will be elected each year, and the members of such class will hold office for a three-year term or until their successors are duly elected and qualified or until their death, resignation or removal from office. Joseph D. Mooney and Loren A. Singer, Jr. serve in Class 1 with a term expiring in 2000; Bruce E. Humphrey serves in Class 2 with a term expiring at the Annual Meeting; and Brett A. Shockley and Thomas
F. Madison serve in Class 3 with a term expiring in 1999. The Board of Directors has nominated Mr. Humphrey for election to the Board at the Annual Meeting for a term expiring at the annual meeting in 2001. The other directors of the Company will continue in office for their existing terms. The person nominated has agreed to serve if elected, and the Company knows of no reason why the listed nominee would be unavailable to serve.

         Shares represented by proxy will be voted, if authority to do so is not withheld, for the election of Mr. Humphrey, unless such nominee should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares shall be voted for the election of such substitute nominee as the Board of Directors may propose.

         Set forth below is information regarding the nominee and the directors whose terms continue after the Annual Meeting, including information furnished by them as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date hereof. The nominee may be contacted at the Company offices.

         Under applicable Minnesota law, the election of the nominee to the Board of Directors requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


         The Board recommends that the shareholders vote FOR the election of Bruce E. Humphrey to the Board of Directors.

         Certain biographical information furnished by the Company's Board of Directors is set forth below:

BRETT A. SHOCKLEY, age 38, has been the Chief Executive Officer and Chairman of the Board since 1988 and is a founder of the Company. Mr. Shockley also served as President from 1988 to September 1994 and since July 1997. Prior to founding the Company in 1988, Mr. Shockley was a marketing and product management executive at Onan Corporation, a subsidiary of Cummins Engine Company Inc. From 1982 to 1987, Mr. Shockley was in marketing and product management at ADC Telecommunications, Inc., a manufacturer of telecommunications equipment.

LOREN A. SINGER, JR., age 42, has been Secretary and a director since 1988 and is a founder of the Company. Mr. Singer also served as a lead software engineer from 1988 to June 1997. He currently provides consulting services to the Company. He has been sole proprietor of Beagle Software since June 1997. Prior to founding the Company in 1988, Mr. Singer was an Engineering Development Manager at ADC Telecommunications, Inc. from 1983 to 1987. Mr. Singer was a design engineer at Porta Systems, Inc. from 1980 to 1983.

THOMAS F. MADISON, age 62, has been a director of the Company since 1996. Mr. Madison has been the President and Chief Executive Officer of MLM Partners, a consulting and small business investment company, since January 1993. Since December 1996, he has been Chairman of Communications Holdings, Inc. From February 1994 to September 1994, he served as Vice Chairman and Office of Chief Executive Officer at Minnesota Mutual Life Insurance Company. From June 1987 to December 1992, Mr. Madison was President of US West Communications Markets, a division of US West Inc. Mr. Madison was President and Chief Executive Officer of Northwestern Bell Telephone Company from April 1985 to June 1987. Mr. Madison also serves on the board of directors of Valmont Industries, Inc., Eltrax Systems, Inc., Minnegasco Division of Arkla, ACT Telecentrics, and Delaware Group of Funds. He also serves on the Advisory Board of Aon Risk Services.

JOSEPH D. MOONEY, age 60, has been a director of the Company since 1996. Mr. Mooney is Chairman and CEO of Greentree Software, Inc. Prior to that he was the President of Benchmark Computer Systems, Inc. from January 1973 when he founded the company to August 1996. In addition, he was a founder of Benchmark Network Systems, Inc. and served as its President from 1984 to 1995. He was also President of Benchmark Nursing Home Systems, Inc., a software company, from 1973 to 1994. Mr. Mooney also has served as a director for both Paradata International, Inc. and Cado Systems, Inc.

BRUCE E. HUMPHREY, age 40, has been a director of the Company since 1996. Mr. Humphrey has been the President and Chief Executive Officer of CSC Insurance Center, Inc. since he founded it in December 1982. Mr. Humphrey is also a director of K-Sun, Inc.



Committees and Meetings of the Board of Directors

         The Board has a Compensation Committee, composed of Messrs. Madison (Chairman), Mooney and Humphrey, which committee makes recommendations concerning executive compensation and incentive compensation for employees of the Company, subject to ratification by the Board, and administers the Company's 1996 Omnibus Stock Plan. The Board also has an Audit Committee comprised of Messrs. Humphrey (Chairman) and Madison. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants, as well as the Company's accounting principles and its system of internal controls, and reports the results of its review to the Board. The Company has no nominating committee.

         During fiscal 1997, the Board of Directors met four times. All directors attended 100 percent of such meetings and the committee meetings on which such directors served during 1997. The Audit and Compensation Committees held two meetings each in 1997.

Director Compensation

         Members of the Board receive no cash compensation for serving on the Board, except for reimbursement for expenses incurred in attending meetings. Each of the three non-employee Directors were issued 1,000 shares of the Company's Common Stock on February 28, 1996. In addition, pursuant to the Company's 1996 Omnibus Stock Plan, each Outside Director received an option to purchase 6,000 shares of Common Stock at both the 1996 and 1997 Annual Meetings of Shareholders and will receive an option to purchase 4,000 shares of Common Stock at the 1998 annual meeting.



                        EXECUTIVE OFFICERS OF THE COMPANY


NAME                     AGE          POSITION
Brett A. Shockley        38         Chairman of the Board, Chief Executive
                                       Officer, President
Stephen H. Bostwick      59         Vice President of Sales and Marketing
Timothy E. Briggs        50         Vice President of Finance, Chief Financial
                                       Officer
Jonathan M. Silverman    44         Vice President of Research & Development

Brett A. Shockley

Biographical information for Mr. Shockley is provided elsewhere in this Proxy Statement under "Election of Directors."

Stephen H. Bostwick

Mr. Bostwick joined the Company as Vice President of Sales and Marketing in December of 1996. From 1995 to 1996, Mr. Bostwick was Vice President of Sales at Answersoft in Dallas. From 1993 to 1995, he was in various sales positions for Intervoice Inc., most recently as Vice President of Direct Sales. Prior to that time he held various executive sales and marketing positions at other telecommunication companies, including Vice President of Sales at Teknekron Infoswitch.

Timothy E. Briggs

Mr. Briggs joined the Company as Vice President of Finance and Chief Financial Officer in October of 1997. From 1985 to 1997, Mr. Briggs held a variety of positions with Empi, Inc., most recently as Executive Vice President and Chief Financial Officer. Prior to joining Empi, he served as Treasurer of Conwed Corporation.

Jonathan  M.  Silverman

Mr. Silverman joined the Company in September of 1992. Mr. Silverman has held several positions with the Company and is currently serving as Vice President of Research and Development. From 1989 to 1992, Mr. Silverman was Director of Software Development at Racotek, prior to which he was Section Manager for distributed systems in Honeywell's Corporate Research Center. Mr. Silverman has published numerous papers in professional journals and holds patents on software architecture.



                             EXECUTIVE COMPENSATION


Summary Compensation Table

    The following table provides certain summary information for the past three years ended December 31, 1997, concerning executive compensation paid or accrued by the Company to the Company's Chief Executive Officer and the other executive officers whose salary and bonus compensation for 1997 exceeded $100,000.



        Name and                          Annual Compensation                        Long-Term              All
   Principal Position                                                           Compensation Awards        Other
                                                                                                          Compen-
                                                                                                          sation
                           -------------------------------------------------- -------------------------
                                                                              Restricted
                                                                                Stock
                                      Salary       Bonus       Other Annual     Awards      Options
                             Year      ($)          ($)        Compensation      ($)          (#)
                                                                   (1)
-------------------------- --------- --------- -------------- --------------- ----------- ------------- ------------
Brett A. Shockley            1997     120,667       -0-            -0-           -0-          -0-           -0-
Chief Executive Officer      1996     152,175     46,000        $12,025          -0-          -0-           -0-
                             1995      93,333       -0-           2,097          -0-          -0-           -0-

-------------------------- --------- --------- -------------- --------------- ----------- ------------- ------------
Stephen H. Bostwick          1997     116,500       -0-            -0-           -0-        100,000 (3)     -0-
Vice President of Sales      1996       8,333       -0-            -0-           -0-        100,000         -0-
and Marketing

-------------------------- --------- --------- -------------- --------------- ----------- ------------- ------------
Patrick P. Irestone          1997      99,167       -0-            -0-           -0-          -0-           -0-
Former President and         1996     167,800    282,250 (2)       -0-           -0-        404,213         -0-
Chief Operating Officer      1995     133,200     22,350           -0-           -0-          -0-           -0-

-------------------------- --------- --------- -------------- --------------- ----------- ------------- ------------

(1) Reflects taxable compensation to Mr. Shockley for personal use of a leased company automobile and buyout of the Company obligation in 1996.
(2) Reflects value related to the grant of 67,500 shares of Common Stock to Mr. Irestone on February 28, 1996.
(3) The stock option granted in 1996 was repriced in 1997; thus, the option is deemed regranted in 1997, which 1997 option replaces the 1996 option, which is deemed cancelled.


Option/SAR Grants in Last Fiscal Year

                               Number of         % of Total
                              Securities       Options/SARs
                              Underlying        Granted to
                             Options/SARs      Employees in    Exercise or Base Price
           Name              Granted (1)       Fiscal 1997            ($/Sh)(2)         Expiration Date
 ------------------------- ----------------- ----------------- ------------------------ ---------------
 Brett A. Shockley               -0-               -0-                   -0-                   -
 ------------------------- ----------------- ----------------- ------------------------ ---------------
 Stephen H. Bostwick           100,000                                  $2.00                  -
 ------------------------- ----------------- ----------------- ------------------------ ---------------
 Patrick P. Irestone             -0-               -0-                   -0-                   -
------------------------- ----------------- ----------------- ------------------------ ---------------


  (1) The stock option, originally granted on December 2, 1996, was repriced and deemed regranted on September 19, 1997. The stock option becomes exercisable over six years and expires on December 2, 2006.

  (2) All stock options were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, which was the mean average of the bid and asked prices of the Common Stock as reported on the Nasdaq SmallCap Market on such date.

Aggregate   Option/SAR  Exercises  in  Last  Fiscal  Year  and  Fiscal  Year-End
Option/SAR Values

         The following table sets forth certain information with respect to options exercised during fiscal 1997 by the Company's Chief Executive Officer and the executive officers named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of fiscal 1997.


                            Shares                       Number of Securities         Value of Unexercised in the
                           Acquired                     Underlying Unexercised             Money Options/SARS
                              on         Value          Options/SARS at FY-End                at FY-End(1)
                           Exercise     Realized      Exercisable Unexercisable        Exercisable Unexercisable
          Name                (#)         ($)          (#)               (#)             ($)             ($)
------------------------- ------------ ----------- --------------- ----------------- -------------- ----------------
Brett A. Shockley             -0-         -0-           -0-              -0-              -0-             -0-
------------------------- ------------ ----------- --------------- ----------------- -------------- ----------------
Stephen H. Bostwick           -0-         -0-          10,000           90,000            -0-             -0-
------------------------- ------------ ----------- --------------- ----------------- -------------- ----------------
Patrick P. Irestone           -0-         -0-         318,500            -0-              -0-             -0-
------------------------- ------------ ----------- --------------- ----------------- -------------- ----------------

(1) The calculations of the value of unexercised options are based on the difference between the closing bid price on Nasdaq SmallCap Market of the Common Stock on December 31, 1997 and the exercise price of each option, multiplied by the number of shares covered by the option.


Report of Repricing of Options

        On September 19, 1997, the Compensation Committee repriced all outstanding options held by current employees and directors, which repriced options replaced previously granted options having an exercise price in excess of the then current market price. The Compensation Committee granted the options to replace previously granted options in order to preserve an economic incentive for continued commitment to the Company's success.

        In connection with the repricing of options, the option to purchase 100,000 shares at $3.375 granted to Stephen C. Bostwick on December 2, 1996 was repriced to $2.00 per share. No other terms of such option were amended in connection with the repricing, which terms are set forth in the table under "Option/SAR Grants in Last Fiscal Year."


Employment Agreements

        In September 1994, the Company entered into an Employment Agreement with Patrick P. Irestone, who at the time was President and Chief Operating Officer of the Company, which agreement was amended in January 1996. The agreement, as amended, provided for a base annual salary of $148,000, annual cash bonuses, stock options and restricted stock. On July 15, 1997, the Company entered into a Separation Agreement and Release with Patrick P. Irestone. Pursuant to the agreement, Mr. Irestone resigned as the Company's President and Chief Operating Officer and as a director of the Company. The agreement provided for severance payments to Mr. Irestone of $8,333 per month for three months. The agreement contains mutual releases and is subject to confidentiality provisions.

Section 16(a) Reporting

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and certain shareholders to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission. To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Company's fiscal year ended December 31, 1997, all Section 16(a) filing requirements were complied with.


                              CERTAIN TRANSACTIONS

        In connection with the employment agreement between the Company and Patrick P. Irestone as President and Chief Operating Officer of the Company, the Company loaned an aggregate of $113,500 to Mr. Irestone to pay taxes due as a result of the grant of 67,500 shares of the Company's Common Stock in February 1996. The loans are evidenced by promissory notes dated (i) December 23,1996 in the principal amount of $94,500, with interest accruing at 6.31% per annum, and
(ii) April 17, 1997 in the principal amount of $19,000, with interest accruing at 5.99% per annum. Pursuant to the original notes, principal and interest was due one year after the date of the respective notes. Pursuant to the Separation Agreement and Release dated July 15, 1997, the Company agreed to extend the loans on an annual basis as they come due through April 14, 2002. The loans are on a nonrecourse basis and are secured by the 67,500 shares granted to Mr. Irestone in February 1996.

         The Company has purchased its Property/Casualty and Group Insurance policy through CSC Insurance Center, Inc. Bruce E. Humphrey, a director of the Company, owns 70% of the outstanding shares of CSC Insurance Center, Inc. In addition, CSC Insurance Center, Inc. acts as the agent for the Company's 401(k) Plan. All transactions with CSC Insurance Center, Inc. and Mr. Humphrey were on terms no less favorable than could be obtained from an unaffiliated third party. The Company did not make any payments directly to Mr. Humphrey.

         The Company believes that the foregoing transactions are on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Such actions have been ratified by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transactions. All future transactions, including loans, loan guarantees or forgiveness of loans, with directors, officers or shareholders holding more than 5% of the Company's outstanding shares, or affiliates of any such persons, will be on terms no less favorable than could be obtained from an unaffiliated third party and will be approved by a majority of the independent outside directors who do not have an interest in the transactions.



                  APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN
                           (Proposal 2 on Proxy Card)

General

         On February 26, 1998, the Board of Directors adopted, subject to shareholder approval, the Company's 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan"). A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which may be obtained without charge upon written request to Timothy E. Briggs.

Description of the 1998 Employee Stock Purchase Plan

         Purpose. The purpose of the Stock Purchase Plan is to encourage stock ownership by the Company's employees and in so doing to provide an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

         Eligibility; Term. The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the employees. Generally speaking, all full-time and part-time employees (including officers) of the Company (or of those subsidiaries authorized by the Board from time to time) who have been employed by the Company (or a subsidiary) for at least 30 days and who are customarily employed for more than 20 hours per week are eligible to participate in any of the phases of the Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company cannot purchase stock through the Stock Purchase Plan. Currently, this limitation excludes Brett A. Shockley and Todd A. Parenteau from participating. As of March 27, 1998, the Company had 79 full-time employees eligible to participate.

         Administration. The Stock Purchase Plan will be administered by the Compensation Committee. The Stock Purchase Plan gives broad powers to the
Committee to administer and interpret the Stock Purchase Plan, including the authority to limit the number of shares that may be optioned under the Stock Purchase Plan during a phase.

         Options. Phases of the Stock Purchase Plan will commence on November 1 of each year or the first day of such other months as the Board may determine, except for the first phase which will commence on May 1, 1998, and end on October 31, 1998. Before the commencement date of the phase, each participating employee must elect to have a certain percentage of his or her compensation deducted during each pay period in such phase; provided, however, that the payroll deductions during a phase must not exceed 10% of the participant's compensation. The employee may also elect to pay the designated percentage of compensation in a lump sum payment prior to the end of the phase.

         If the employee has elected to pay the designated percentage of compensation through payroll deductions, the employee may decrease the payroll deduction percentage once during a phase. The employee may also request that any further payroll deductions be discontinued until the next phase, or may request a withdrawal of all accumulated payroll deductions. If the employee has elected to pay the designated percentage of compensation in a lump sum, the employee may, during the last month of the phase, decrease the percentage of compensation or elect to withdraw any lump sum payments previously made.

         Based on the amount of accumulated payroll deductions or lump sum payment made at the end of the phase, shares will be purchased by each employee at the termination date of such phase (generally 12 months after the commencement date). The purchase price to be paid by the employees will be the lower of the amount determined under Paragraphs A and B below:

         A. 85% of the closing price of the Company's Common Stock quoted by the NASDAQ SmallCap Market as of the commencement date of the phase; or

         B. 85% of the closing price of the Company's Common Stock quoted by the NASDAQ SmallCap Market as of the termination date of the phase.

         The closing price of one share of the Company's Common Stock on March 27, 1998 was $2.875.

         As required by tax law, an employee may not, during any calendar year, receive options under the Stock Purchase Plan for shares which have a total fair market value in excess of $25,000 determined at the time such options are granted. Any amount not used to purchase shares will be carried over to the next phase, unless the employee requests a refund of that amount. No interest is paid by the Company on funds withheld, and such funds are used by the Company for general operating purposes.

         If the employee dies or terminates employment for any reason before the end of the phase, the employee's payroll deductions or lump sum payments, if any, will be refunded, without interest, after the end of the phase. If the employee elected to pay the designated percentage of compensation in a lump sum and has not made any such payments, that election shall terminate. In either event, the option granted to the employee shall immediately lapse.

         Amendment. The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as of the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code (the "Code"); provided, that no such revision or amendment may (i) increase the total number of shares for which options may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Stock Purchase Plan, or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan, without prior approval of the Company's stockholders, if such approval is required to comply with Code Section 423 or the requirements of Section 16(b) of the Securities Exchange Act of 1934 (the "Act").

         Shares Reserved. Under the Stock Purchase Plan, 200,000 shares of the Company's Common Stock are reserved for issuance during the duration of the Stock Purchase Plan. The Board of Directors shall equitably adjust the number of shares remaining reserved for grant, the number of shares of stock subject to outstanding options and the price per share of stock subject to an option in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration.

         Federal Income Tax Consequences of the Stock Purchase Plan. Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Code Sections 421 and 423. Employee contributions are made on an after-tax basis. Under existing federal income tax provisions, no income is taxable to the optionee upon the grant or exercise of an option if the optionee remains an employee of the Company or one of its subsidiaries at all times from the date of grant until three months before the date of exercise. In addition, certain favorable tax consequences may be available to the optionee if shares purchased pursuant to the Stock Purchase Plan are not disposed of by the optionee within two years after the date the option was granted nor within one year after the date of transfer of purchased shares to the optionee. The Company generally will not receive an income tax deduction upon either the grant or exercise of the option.

         Plan Benefits. Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

Vote Required

    The Board of Directors recommends that the stockholders approve the 1998 Employee Stock Purchase Plan. Approval of the Stock Purchase Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                          INDEPENDENT PUBLIC ACCOUNTANT

         Price Waterhouse LLP has served as the Company's independent auditors since 1996. A representative of Price Waterhouse is expected to be present at the Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if he or she so desires, and will be available to respond to appropriate questions from the Company's shareholders.


                     SHAREHOLDER PROPOSALS AND OTHER MATTERS

         Any shareholder proposals for the Company's Annual Meeting for the fiscal year ending December 31, 1998 must be received by the Company by January 6, 1999, in order to be included in the proxy statement. The proposals also must comply with all applicable statutes and regulations.

         At the time this Proxy Statement was mailed, the Board was not aware of any matters to be presented for action at the Annual Meeting other than those discussed in this Proxy Statement. If other matters properly come before the meeting, the proxy holders have discretionary authority -- unless it is expressly revoked -- to vote all proxies in accordance with their unanimous discretion; if the proxy holders are divided on a particular matter to be voted on with respect to their discretionary voting, the shares subject to such proxy shall not be voted.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                          Loren A. Singer, Jr., Secretary

April 6, 1998

                          SPANLINK COMMUNICATIONS, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                     For the Annual Meeting of Shareholders
                                  May 13, 1998



The undersigned hereby appoints Brett A. Shockley and Timothy E. Briggs, or either of them, proxies with full power of substitution to vote all shares of stock of Spanlink Communications, Inc. of record in the name of the undersigned at the close of business on March 27, 1998, at the Annual Meeting of Shareholders to be held in Minneapolis, Minnesota on May 13, 1998, or at any adjournment or adjournments thereof, hereby revoking all former proxies:


1.  ELECTION OF DIRECTOR        FOR nominee listed below              WITHHOLD AUTHORITY
                                (except as indicated to the           to vote for nominee listed below
                                contrary)

(INSTRUCTIONS: To withhold authority to vote for nominee, strike a line through the nominee's name below.)

                                Bruce E. Humphrey




2.  PROPOSAL TO APPROVE THE 1998 EMPLOYEE STOCK PURCHASE PLAN.


                 [ ]  FOR    [ ]   AGAINST   [ ]  ABSTAIN



3.  IN THEIR DISCRETION, UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE MATTERS SUMMARIZED ABOVE UNLESS OTHERWISE SPECIFIED.


                                    Dated: ____________________________, 1998


                                    ___________________________________________

                                    ___________________________________________


                                    Please  sign  name(s)  exactly  as  shown at
                                    left.     When    signing    as    executor,
                                    administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

                          SPANLINK COMMUNICATIONS, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN


                        ARTICLE I - ESTABLISHMENT OF PLAN

1.01 Adoption by Board of Directors. By action of the Board of Directors of Spanlink Communications, Inc. (the "Corporation") on February 26, 1998 and subject to approval by its shareholders, the Corporation has adopted an employee stock purchase plan pursuant to which eligible employees of the Corporation and certain of its Subsidiaries may be offered the opportunity to purchase shares of Stock of the Corporation. The terms and conditions of this Plan are set forth in this plan document, as amended from time to time as provided herein. The Corporation intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time, (the "Code") and shall be construed in a manner consistent with the requirements of Code Section 423 and the regulations thereunder.

1.02 Shareholder Approval and Term. This Plan shall become effective May 1, 1998, and shall terminate on October 31, 2003; provided, however, that the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the Plan was adopted by the Board or, if earlier, at the next Annual Meeting of the Shareholders, in the manner provided under Code
             Section 423 and the regulations thereunder; and provided, further, that the Board of Directors may extend the term of the Plan for such period as the Board, in its sole discretion, deems advisable. In the event that the shareholders fail to approve the Plan at such annual shareholders' meeting, this Plan shall not become effective and shall have no force or effect.

                              ARTICLE II - PURPOSE

2.01 Purpose. The primary purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation to become shareholders of the Corporation, thereby providing them with an incentive to remain in the Corporation's employ, to improve operations, to increase profits and to contribute more significantly to the Corporation's success.


                            ARTICLE III - DEFINITIONS

3.01 "Administrator" means the Compensation Committee (the "Committee") appointed by the Board of Directors. The Administrator may, in its sole discretion, authorize the officers of the Corporation to carry out the day-to-day operation of the Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this Plan.

3.02 "Board of Directors" or "Board" means the Board of Directors of Spanlink Communications, Inc.

3.03 "Compensation" means the Participant's gross cash compensation to be paid during the Phase, including overtime, commissions and bonuses, but excluding disability payments, severance pay and other payments excluded from the definition of "covered compensation" under the Corporation's qualified retirement plans.

3.04 "Corporation" means Spanlink Communications, Inc., a Minnesota corporation.

3.05 "Disability" means the Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by a physician acceptable to the Corporation or Subsidiary.

3.06 "Eligible Employee" means any employee who is a full-time or part-time employee of the Corporation or one of its Subsidiaries and, as of the date set forth in Section 6.01, has been employed by the Corporation or Subsidiary for at least thirty (30) days and is customarily employed for more than twenty (20) hours per week; provided, however, that for the Phase beginning May 1, 1998, all full-time and part-time employees of the Corporation who are customarily employed for more than twenty (20) hours per week shall be eligible.

3.07         "Enrollment   Period"   means   the   period   determined   by  the
             Administrator for purposes of accepting elections to participate during a Phase from Eligible Employees.

3.08 "Participant" means an Eligible Employee who has been granted an option and is participating during a Phase through payroll deductions or by electing to pay a lump sum amount, subject to the limitations set forth in Section 9.03.

3.09 "Phase" means the period beginning on the date that the option was granted, otherwise referred to as the commencement date of the Phase, and ending on the date that the option is exercised, otherwise referred to as the termination date of the Phase. Phases shall be numbered consecutively, beginning with Phase 1.

3.10 "Plan" means the Spanlink Communications, Inc. 1998 Employee Stock Purchase Plan.

3.11         "Stock" means the voting Common Stock of the Corporation.

3.12 "Subsidiary" or "Subsidiaries" means any corporation defined as a subsidiary of the Corporation in Code Section 424(f), or any successor provision, as of the effective date of the Plan, and such other corporations that qualify as subsidiaries of the Corporation under Code Section 424(f), or any successor provision, as the Board approves to participate in this Plan from time to time.

                           ARTICLE IV - ADMINISTRATION

4.01 Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

             (a) The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

             (b) The Administrator shall, subject to the provisions of the Plan, determine all terms and conditions that shall apply to the grant and exercise of options under this Plan, including, but not limited to, the number of shares of Stock that may be granted, the date of grant, the exercise price and the manner of exercise of an option. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation when determining such terms and conditions;

             (c) The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator, the Board, the officers and the employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing; and

             (d) The Administrator shall keep minutes of its meetings or other written records of its decisions regarding the Plan and shall, upon requests, provide copies to the Board.

                         ARTICLE V - PHASES OF THE PLAN

5.01 Phases. The Plan shall be carried out in one or more Phases of twelve (12) months each; provided, however, that the first Phase shall commence May 1, 1998, and shall end on the following October 31, 1998. Unless otherwise determined by the Administrator, in its discretion, all other Phases shall commence on November 1 and shall end on the following October 31 during the term of the Plan. No two Phases shall run concurrently.

5.02 Limitations. The Administrator may, in its discretion, limit the number of shares available for option grants during any Phase as it deems appropriate. Without limiting the foregoing, in the event all of the shares of Stock reserved for the grant of options under
             Section 12.01 is issued pursuant to the terms hereof prior to the commencement of one or more Phases or the number of shares of Stock remaining is so small, in the opinion of the Administrator, as to render administration of any succeeding Phase impracticable, such Phase or Phases may be canceled or the number of shares of Stock limited as provided herein. In addition, if, based on the payroll deductions or the lump sum payments elected by Participants at the beginning of a Phase, the Administrator determines that the number of shares of Stock which would be purchased at the end of a Phase exceeds the number of shares of Stock remaining reserved under
             Section 12.01 hereof for issuance under the Plan, or if the number of shares of Stock for which options are to be granted exceeds the number of shares designated for option grants by the Administrator for such Phase, then the Administrator shall make a pro rata allocation of the shares of Stock remaining available in as nearly uniform and equitable a manner as the Administrator shall consider practicable as of the commencement date of the Phase or, if the Administrator so elects, as of the termination date of the Phase. In the event such allocation is made as of the commencement date of a Phase, the payroll deductions or lump sum payments which otherwise would have been made by or on behalf of Participants shall be reduced accordingly.

                            ARTICLE VI - ELIGIBILITY

6.01 Eligibility. Subject to the limitations of Section 9.03, each employee who is an Eligible Employee on the October 1 immediately prior to the commencement of a Phase shall be eligible to participate in such Phase. If, in the discretion of the Administrator, any Phase commences on a date other than November 1, whether an employee is an Eligible Employee shall be determined on a date selected by the Administrator, which date shall be at least thirty (30) days prior to the commencement date of the Phase.

                           ARTICLE VII - PARTICIPATION

7.01 Participation. Participation in the Plan is voluntary. An Eligible Employee who desires to participate in any Phase of the Plan must complete the Plan enrollment form provided by the Administrator and deliver such form to the Administrator or its designated representative during the Enrollment Period established by the Administrator prior to the commencement date of the Phase. The
             Administrator may, in its discretion and subject to rules of uniform application, provide that an Eligible Employee's election to participate in a Phase shall apply to all subsequent Phases of the Plan.


                             ARTICLE VIII - PAYMENT

8.01 Enrollment. Each Participant shall designate on the Plan enrollment form a percentage of such Participant's Compensation to be paid on an after-tax basis during the Phase. Such percentage shall be at least one percent (1%) but not more than ten percent (10%) of such Participant's Compensation to be paid during such Phase, or such other maximum percentage as the Administrator may establish from time to time, and must be designated in whole percentages. In order to be effective, such Plan enrollment form must be properly completed and received by the Administrator by the due date indicated on such form, or by such other date established by the Administrator.

             Each Participant shall also indicate on the Plan enrollment forms whether the percentage of Compensation elected by such Participant shall be paid by payroll deductions during the Phase or in a lump sum payment prior to the termination of the Phase. Participants must elect either payroll deductions or a lump sum payment and not a combination of both payment methods. Participants cannot change the payment method after the due date for submitting the Plan enrollment form established by the Administrator.

8.02 Payroll Deductions. Payroll deductions for a Participant shall commence on the first paycheck issued for the payroll period which begins on or immediately after the commencement date of the Phase and shall terminate on the last paycheck issued for the payroll period which begins on or immediately prior to the termination date of that Phase, unless the Participant elects to discontinue payroll deductions or exercises his or her right to withdraw all accumulated payroll deductions previously withheld during the Phase as provided in Article 10 hereof. The authorized payroll deductions shall be made over the pay periods of such Phase by deducting from the Participant's Compensation for each such pay period that percentage specified by the Participant in the Plan enrollment form.

8.03         Lump   Sum   Payments.   Unless   otherwise   determined   by   the
             Administrator, lump sum payments must be received by the Corporation on a date prior to the termination of the Phase as established by the Administrator, and must be in such form as approved by the Administrator. If payment is not made by such due date or is made in an unauthorized form, the option granted pursuant to Article IX shall lapse in its entirety, and any amounts paid to the Corporation shall be returned to the Participant, without interest, as soon as administratively feasible. During the last month of the Phase, a Participant may decrease the percentage of his or her Compensation designated to be paid in a lump sum payment by completing and filing such forms as the Administrator may require.

8.04 Decreases During a Phase. In addition to the right to discontinue or withdraw payroll deductions during a Phase as provided in
             Article X, a Participant may decrease the percentage of Compensation designated to be deducted as payroll deductions during a Phase by completing and filing such forms as the Administrator may require. Such decrease shall be effective with the next payroll period beginning after the date that the Administrator receives such forms and shall apply to all remaining Compensation paid during the Phase. The Participant may exercise the right to decrease his or her payroll deductions only once during each Phase.

8.05 Change in Compensation During a Phase. In the event that the Participant elects to make payroll deductions during a Phase and such Participant's Compensation is discontinued or reduced during the Phase for any reason, such that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is less than the amount anticipated to be withheld as determined on the commencement date of the Phase, then the extent to which the Participant may exercise his or her option shall be based on the amounts actually withheld on his or her behalf. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to insure the deduction of the proper amount authorized by the Participant.


                              ARTICLE IX - OPTIONS

9.01 Grant of Option. Subject to Article X, a Participant who has elected to participate in the manner described in Article VIII and who is employed by the Corporation or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth in Section 9.02(a) below. The option price per share for such Stock shall be determined under Section 9.02 hereof, and the number of shares exercisable shall be determined under Section 9.03 hereof.

9.02 Option Price. Subject to the limitations hereinbelow, the option price for such Stock shall be the lower of the amounts determined under paragraphs (a) and (b) below:

             (a) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the commencement date of the Phase; or

             (b) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the termination date of the Phase.

             In the event that the commencement or termination date of a Phase is a Saturday, Sunday or holiday, or in the event there was no trade of the Corporation's Stock on such applicable date, the amounts determined under the foregoing subsections shall be determined using the price as of the last preceding trading day.

             If the Corporation's Stock is not listed on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange, then the option price shall equal the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Corporation's Stock as of the commencement date of the Phase; or (ii) eighty-five percent (85%) of the fair market value of such stock as of the termination date of the Phase. Such "fair market value" shall be determined by the Board.

9.03         Limitations. No employee shall be granted an option hereunder:

             (a) Which permits his or her rights to purchase Stock under all employee stock purchase plans of the Corporation or its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

             (b) If such employee would own and/or hold, immediately after the grant of the option, Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d), or any successor provision, of the Code shall apply.

             (c)          Which,   if   exercised,   would   cause  the   limits
                          established by the Administrator under Section 5.02 to be exceeded.

9.04 Exercise of Option. In addition to a Participant's right of withdrawal provided in Section 10.01, a Participant may, by written notice to the Corporation at any time during the last month of the Phase, elect, effective as of such termination date, not to exercise the option for any or all of the shares Stock subject to the option or may elect to reduce the amount of Compensation used to exercise the option, in which event such option shall be exercised or shall lapse in whole or in part in accordance with the Participant's election.

             If a Participant fails to give such written notice to the Corporation, such Participant's option for the purchase of the shares of Stock will be exercised automatically on the termination date of that Phase, subject to the timely and appropriate receipt of any lump sum payment elected by such Participant. Except as otherwise provided for lump sum payments in Section 9.05, in no event shall a Participant be allowed to exercise an option for more shares of Stock than can be purchased with the payroll deductions accumulated or lump sum payment made by the Participant during such Phase, whether or not such amounts are less than the full percentage amount that such Participant elected to contribute at the beginning of such Phase.

9.05 Delivery of Shares. As promptly as practicable after the termination of any Phase, the Corporation's transfer agent or other authorized representative shall deliver to each Participant herein certificates for that number of whole shares of Stock purchased upon the exercise of the Participant's option. The Corporation may, in its sole discretion, arrange with the Corporation's transfer agent or other authorized representative to establish, at the direction of the Participant, individual securities accounts to which will be credited that number of whole shares of Stock that are purchased upon such exercise, such securities account to be subject to such terms and conditions as may be imposed by the transfer agent or authorized representative.

             The shares of the Corporation's common stock to be delivered to a Participant pursuant to the exercise of an option under Section
             9.04 of the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Administrator prior to the termination date of the Phase, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

             Any accumulated payroll deductions or portion of a lump sum payment remaining after the exercise of the Participant's option shall be returned to the Participant, without interest, on the first paycheck issued for the payroll period which begins on or immediately after the commencement date of next Phase; provided, however, that the Corporation may, under rules of uniform application, retain such remaining amount in the Participant's bookkeeping account and apply it toward the purchase of shares of Stock in the next succeeding Phase, unless the Participant requests a withdrawal of such amount pursuant to Section 10.01.

             If the Participant elected to make a lump sum payment and the final amount of such lump sum payment cannot be determined by the end of the Phase, the Corporation shall have the right to deduct from the first paycheck issued for the payroll period which begins on or immediately after the commencement date of the next Phase any amount that may remain due and payable for the shares of Stock purchased upon the exercise of the Participant's option.


                    ARTICLE X - WITHDRAWAL OR DISCONTINUATION

10.01 Withdrawal. At any time during a Phase, a Participant may request a withdrawal of all accumulated payroll deductions, or during the last month of the Phase may request a withdrawal of all lump sum payments, then credited to the Participant's bookkeeping account by completing such forms as the Administrator may require and returning such forms to the Administrator on or before the date established by the Administrator. As soon as administratively feasible after the Administrator's receipt of such forms, all payroll deductions or lump sum payments credited to the bookkeeping account for the Participant during that Phase will be paid to such Participant, without interest. No further lump sum payments or payroll deductions will be made by or on behalf of the Participant in any Phase until the Participant completes a new Plan enrollment form as provided in Section 8.01 above. If, during a Phase, the Participant requests a withdrawal, the option granted to the Participant under that Phase of the Plan shall immediately lapse and shall not be exercisable. Partial withdrawals are not permitted, except as permitted in Section 9.04.

10.02 Discontinuation. A Participant may also request that the Administrator discontinue any further payroll deductions that would otherwise be made during the remainder of the Phase by completing such forms as the Administrator may require and by returning such forms to the Administrator on or before the date established by the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives such forms. Upon the effective date of the Participant's request, the Corporation will discontinue making payroll deductions for such Participant for that Phase.


                     ARTICLE XI - TERMINATION OF EMPLOYMENT

11.01 Termination. If a Participant's employment terminates with the Corporation for any reason, voluntarily or involuntarily, including by reason of death, before the termination date of a Phase, the payroll deductions or lump sum payments credited to such Participant's bookkeeping account for such Phase, if any, will be returned to the Participant (or, in the case of death, to the Participant's estate), without interest. If the Participant elected to make a lump sum payment at the end of the Phase and has not made such payment prior to termination of employment, such election shall terminate and shall be of no further force and effect. Any option granted to such Participant under the Plan shall immediately lapse and shall not be exercisable. The return of such payroll deductions or lump sum payments shall be made to the Participant (or to the Participant's estate) as soon as administratively practicable. In the event that such termination occurs near the end of a Phase and the Corporation is unable to discontinue payroll deductions for such Participant for his or her final paycheck(s), such deductions shall still be made but shall be returned to the Participant (or his or her estate) as provided herein. In no event shall the accumulated payroll deductions be used to purchase any shares of Stock.

             If the option lapses as a result of the Participant's death, any accumulated payroll deductions or lump sum payments credited to the Participant's bookkeeping account will be paid to the Participant's estate, without interest. In the event a Participant dies after exercise of the Participant's option but prior to delivery of the Stock to be transferred pursuant to the exercise of the option under Section 9.04 above, any such Stock and/or accumulated payroll deductions or portions of lump sum payments remaining after such exercise shall be paid by the Corporation to the Participant's estate.

             The Corporation will not be responsible for or be required to give effect to the disposition of any cash or Stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provisions of any law concerning intestacy, or otherwise. No person shall, prior to the death of a Participant, acquire any interest in any Stock, in any option or in the cash credited to the Participant's bookkeeping account during any Phase of the Plan.

11.02 Change in Subsidiaries. In the event that any Subsidiary ceases to be a Subsidiary of the Corporation, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Section 11.01 hereof as of the date the Subsidiary ceased to be a Subsidiary of the Corporation.


                    ARTICLE XII - STOCK RESERVED FOR OPTIONS

12.01 Shares Reserved. Two Hundred Thousand (200,000) shares of Stock, which may be authorized but unissued shares of the Corporation (or the number and kind of securities to which said 200,000 shares may be adjusted in accordance with Section 14.01 hereof) are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

12.02 No Rights as Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares as provided in Section 9.05. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section 14.01 hereof.


                   ARTICLE XIII - ACCOUNTING AND USE OF FUNDS

13.01 Bookkeeping Account. Payroll deductions and lump sum payments made by Participants shall be credited to bookkeeping accounts established by the Corporation for each such Participant under the Plan. A Participant may not make any other cash payments into such account. Such account shall be solely for bookkeeping purposes and shall not require the Corporation to establish any separate fund or trust hereunder. All funds from payroll deductions and lump sum payments received or held by the Corporation under the Plan may be used, without limitation, for any corporate purpose by the Corporation, which shall not be obligated to segregate such funds from its other funds. In no event shall Participants be entitled to interest on the amounts credited to such bookkeeping accounts.


                       ARTICLE XIV - ADJUSTMENT PROVISION

14.01 Adjustment of Shares For Certain Events. Subject to any required action by the shareholders of the Corporation, in the event of an increase or decrease in the number of outstanding shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of those Eligible Employees to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities.

             In the event of the sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation, reorganization, divestiture (including a spin-off), liquidation, reclassification or extraordinary dividend (collectively referred to as a "transaction"), after which the Corporation is not the surviving corporation, the Board may, in its sole discretion, provide for one or more of the following:

             (a) The acceleration of the exercisability of outstanding options granted at the commencement of the Phase then in effect, to the extent of the accumulated payroll deductions made as of the date of such acceleration pursuant to Article 8 hereof, and, with respect to those Participants who elected to make lump sum payments, the opportunity to make all or a portion of such payments for the exercise of their options;

             (b) The complete termination of this Plan and a refund of amounts credited to the Participants' bookkeeping accounts hereunder; or

             (c) The continuance of the Plan only with respect to completion of the then current Phase and the exercise of options thereunder. In the event of such continuance, Participants shall have the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction.

             In the event of a transaction where the Corporation survives, then the Plan shall continue in effect, unless the Board takes one or more of the actions set forth above. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                   ARTICLE XV - NONTRANSFERABILITY OF OPTIONS

15.01 Nontransferable. Options granted under any Phase of the Plan shall not be transferable and shall be exercisable only by the
             Participant during the Participant's lifetime. After the Participant's death, the option shall be exercisable only by the Participant's validly designated beneficiary or the representative of the Participant's estate as provided in Article XI.

15.02 Assignment of Account Prohibited. Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Corporation may, at its option, treat such act as an election to withdraw in accordance with Section 10.01.

                     ARTICLE XVI - AMENDMENT AND TERMINATION

16.01 General. The Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in Section 14.01 hereof, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Corporation or as may be necessary to comply with Code Section 423, or any successor provision, or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall, unless the shareholders of the Corporation have approved the same, directly or indirectly:

             (a) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 14.01 herein);

             (b) modify the group of Subsidiaries whose employees may be eligible to participate in the Plan or materially modify any other requirements as to eligibility for participation in the Plan; or

             (c)          materially   increase   the   benefits   accruing   to
                          Participants under the Plan.


                             ARTICLE XVII - NOTICES

17.01 General. All notices, forms, elections or other communications in connection with the Plan or any Phase thereof shall be in such form as specified by the Corporation from time to time, and shall be deemed to have been duly given when received by the Participant or his or her personal representative or by the Corporation or its designated representative, as the case may be.